ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
GARB OIL & POWER CORPORATION

Pursuant to the provisions of the Utah Revised Business Corporation Act, Garb Oil & Power Corporation (the "**Corporation**") hereby certifies as follows:

FIRST: The name of the Corporation is Garb Oil & Power Corporation.

SECOND: The following amendment (the "**Amendment**") was adopted by the shareholders at a meeting on March 1, 2010 (the "**Meeting**") in the manner prescribed by the Corporation's Articles of Incorporation, as amended, (the "**Articles of Incorporation**"), bylaws and the provisions of the Utah Revised Business Corporation Act.

THIRD: The number of shares issued and outstanding on the date of the Meeting was 79,501,000 common shares. The number of shares entitled to vote on the Amendment was 79,501,000 common shares.

FOURTH: The number of common shares that voted for the Amendment was 59,372,473 common shares, the number of common shares voted that against the Amendment was nil. 16,128,527 common shares either abstained from voting on the Amendment or were not present at the Meeting.

FIFTH: The Amendment is as follows:

1. Article IV of the Articles of Incorporation is hereby amended in its entirety to read as follows:

* * *

ARTICLE IV

SECTION 1
AUTHORIZED CAPITAL

The aggregate number of shares of stock that the corporation shall have authority to issue is Six Hundred Fifty-Two Million Two Hundred Thousand One (652,200,001) shares consisting of Five Hundred Million (500,000,000) shares of common stock, $0.001 par value per share ("**Common Stock**") and One Hundred Fifty-Two Million Two Hundred Thousand One (152,200,001) shares of preferred stock, $0.0001 par value per share ("**Preferred Stock**"). The first series of Preferred Stock shall be designated "**Class A Preferred Stock**" and shall consist of One Hundred Fifty Million One (150,000,001) shares. The second series of Preferred Stock shall be designated "**Class B**

Preferred Stock" and shall consist of One Million Two Hundred Thousand (1,200,000) shares. The third series of Preferred Stock shall be designated "**Class C Preferred Stock**" and shall consist of One Million (1,000,000) shares. All voting rights of the corporation shall be exercised by the holders of Common Stock except for the voting rights of the Preferred Stock set forth in this Article IV.

SECTION 2
RIGHTS, PREFERENCES AND PRIVILEGES OF
CLASS A PREFERRED STOCK

2.1 CONVERSION RIGHTS.

(a) Each outstanding share of Class A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Class A Preferred Stock, into shares of Common Stock as set forth herein.

(b) If a holder of Class A Preferred Stock elects to convert a share of Class A Preferred Stock, then all shares of Class A Preferred Stock, regardless of their number, shall automatically be converted into that number of fully-paid, nonassessable shares of Common Stock equal to (i) four (4) times the total number of shares of Common Stock which are issued and outstanding at the time of such conversion, *plus* (ii) the total number of shares of Class B Preferred Stock and Class C Preferred Stock which are issued and outstanding at the time of such conversion *minus* (iii) the number of other shares of Class A Preferred Stock issued and outstanding immediately prior to the time of such conversion. The resulting shares of Common Stock issued upon such conversion shall be allocated to the holders of Class A Preferred Stock pro rata based on their respective proportionate ownership of all the shares of Class A Preferred Stock.

2.2 ISSUANCE. Shares of Class A Preferred Stock may only be issued in exchange for the partial or full retirement of promissory notes, indebtedness and other obligations ("**Obligations**") of the Corporation to the Corporation's officers, directors, employees or consultants (each, a "**Qualified Person**"), or as otherwise directed by a majority vote of the Board of Directors. The number of shares of Class A Preferred Stock to be issued to each Qualified Person to whom the Company owes an Obligation shall be determined by the following formula:

$$\sum_{i=1}^{n} x_i \text{ divided by the applicable issue price of such shares} = \text{number of shares of Class A Preferred Stock to be issued}$$

where $X_1 + X_2 + X_3 \ldots + \ldots X_n$ represent the discrete Obligations owed to Qualified Persons, which are being retired.

2.3 VOTING RIGHTS. If at least one share of Class A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Class A Preferred Stock at any given time, regardless of their number, shall have aggregate right to a number of votes equal to (i) four times the total number of shares of Common Stock which are issued and outstanding at the time of voting, *plus* (ii) the total number of shares of Class B and Class C Preferred Stocks which are issued and outstanding at the time of voting *minus* (iii) the number of shares of Class A Preferred Stock issued and outstanding at the time of voting. The voting rights of Class A Preferred Stock shall be allocated among the holders of Class A Preferred Stock pro rata based on their respective proportionate ownership of all the shares of Class A Preferred Stock.

SECTION 3
RIGHTS, PREFERENCES AND PRIVILEGES OF CLASS B PREFERRED STOCK

3.1 DIVIDENDS. The holders of outstanding shares of Class B Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors, in its sole discretion, out of any assets at the time legally available therefor.

3.2 LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or setting aside for payment to the holders of Class C Preferred Stock of the full amounts specified in Section 4.3 below, and before any distribution or payment shall be made to the holders of Common Stock or Class A Preferred Stock by reason of their ownership of such stock, the holders of the Class B Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Class B Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "**Class B Preference Value**"), plus all declared but unpaid dividends, for each share of Class B Preferred Stock held by them. After the payment of the full applicable Class B Preference Value of each share of the Class B Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock. If upon the liquidation, dissolution or winding up of the Corporation and after payment or setting aside for payment to the holders of Class C Preferred Stock of the full amounts specified in Section 4.3 below, the assets of the Corporation legally available for distribution to the holders of the Class B Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3.2, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and *pro rata* among the holders of the Class B Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3.2.

3.3 CONVERSION AND ANTI-DILUTION.

(a) Each share of Class B Preferred Stock shall be convertible, at the option of the holder thereof, at any time, and from time to time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Preferred Stock, into the number shares of Common Stock equal to the price of the Class B Preferred Stock as stated in Article IV, Section 3.6 of these Articles of Incorporation (subject to adjustment as may be determined by the Board of Directors from time to time), divided by the par value of the Common Stock, $0.001 (the "**Conversion Rate**"). Conversion of any share of Preferred Stock shall be deemed to be effective on the business day (the "**Conversion Date**") following the receipt by the Corporation of written notice from the holder of such share of Preferred Stock of the holder's intention to convert such share of Preferred Stock, together with such holder's stock certificate or certificates evidencing such shares of Preferred Stock to be converted; provided that the Company may delay the Conversion Date up to 30 days as necessary to amend these Articles of Incorporation pursuant to Section 4.4(c) below to create sufficient shares of Common Stock to consummate such conversion.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Class B Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "**Securities Act**"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Class B Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Class B Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Class B Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Class B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Class B submitting such conversion notice.

(d) Shares of Class B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 3.4(a)

prior to the reverse split. The conversion rate of shares of Class B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

3.4 VOTING RIGHTS. Each share of Class B Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

3.5 PRICE.

(a) The initial price of each share of Class B Preferred Stock shall be $2.50.

(b) The price of each share of Class B Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

3.6 LOCK-UP RESTRICTIONS ON CONVERSION. Shares of Class B Preferred Stock may not be converted into shares of Common Stock for a period of: (i) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or (ii) twelve (12) months if the Company does not file such public reports.

SECTION 4
RIGHTS, PREFERENCES AND PRIVILEGES OF SERIES C PREFERRED STOCK

4.1 ISSUANCE. Shares of Class C Preferred Stock may be issued to holders of debt of the company, as determined by a majority vote of the Board of Directors, or others, as determined by a majority vote of the Board of Directors.

4.2 DIVIDENDS. The holders of outstanding shares of Class C Preferred Stock shall be entitled to receive dividends, when, as and if declared by the Board of Directors, in its sole discretion, out of any assets at the time legally available therefor.

4.3 LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, Class A Preferred Stock or Class B Preferred Stock, by reason of their ownership of such stock, the holders of the Class C Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Class C Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "**Class C Preference Value**"), plus all declared but unpaid dividends, for each share of Class C Preferred Stock held by them. After the payment of the full applicable Class C Preference Value of each share of the Class C Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for

distribution, if any, shall be distributed to holders of Class B Preferred Stock and Common Stock in accordance with the liquidation provisions of these Articles of Incorporation. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Class C Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 4.3, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and *pro rata* among the holders of the Class C Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 4.3.

4.4 CONVERSION AND ANTI-DILUTION.

(a) Each share of Class C Preferred Stock shall be convertible, at any time, and from time to time, into 500 shares of the Common Stock. The Conversion Date be deemed to be effective on the business day following the receipt by the Corporation of written notice from the holder of such share of Preferred Stock of the holder's intention to convert such share of Preferred Stock, together with such holder's stock certificate or certificates evidencing such shares of Preferred Stock to be converted; provided that the Company may delay the Conversion Date up to 30 days as necessary to amend these Articles of Incorporation pursuant to Section 4.4(c) below to create sufficient shares of Common Stock to consummate such conversion.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Class C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act, and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Class C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Class C Preferred Shares as provided herein shall be duly and validly issued and fully paid and nonassessable. Effective as of the Conversion Date, such converted Class C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Class C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, declares under penalty of perjury that the matters set forth in the foregoing are true and correct and executes these Articles of Amendment to the Articles of Incorporation of Garb Oil & Power on March 10, 2010.

John Rossi, Chief Executive Officer

[Signature Page to Articles of Amendment to Articles of Incorporation]